SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 13, 2003

SPS TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Pennsylvania	1-4416	23-1116110
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

Two Pitcairn Place, Suite 200

165 Township Line Road

Jenkintown, Pennsylvania         19046

(Address of principal executive offices)     (Zip code)

Registrant’s telephone number, including area code:

(215) 517-2000

ITEM	5. OTHER EVENTS.

On November 13, 2003, Precision Castparts Corp. (“PCC”) and SPS Technologies, Inc. (“SPS”) issued a joint press release announcing that they have set December 2, 2003 as the election deadline for merger consideration elections in connection with PCC’s proposed acquisition of SPS. The joint press release is filed as Exhibit 99.1 to this report and the election materials are filed as Exhibit 99.2 to this report.

ITEM	7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Business Acquired:	Not Applicable

(b)	Pro Forma Financial Information:	Not Applicable

(c)	Exhibits:

99.1	Press Release of Precision Castparts Corp. and SPS Technologies, Inc. issued on November 13, 2003

99.2	Election Form/Letter of Transmittal Materials mailed to the Shareholders of SPS Technologies, Inc. on November 12, 2003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS TECHNOLOGIES, INC.

Date: November 13, 2003	By:	/s/ JAMES D. DEE

James D. Dee Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Precision Castparts Corp. and SPS Technologies, Inc. issued on November 13, 2003

99.2	Election Form/Letter of Transmittal Materials mailed to the Shareholders of SPS Technologies, Inc. on November 12, 2003